                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             TRIMAINE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Names of Registrant as Specified in Its Charter)


    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:____
             ___________________________________________________________________
        2)   Aggregate number of securities to which transaction applies:_______
             ___________________________________________________________________
        3) Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________
        4)   Proposed maximum aggregate value of transaction:___________________
        5)   Total fee paid:____________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:____________________________________________
        2)   Form, Schedule or Registration Statement No.:______________________
        3)   Filing Party:______________________________________________________
        4)   Date Filed:________________________________________________________

                             TRIMAINE HOLDINGS, INC.

                                 17 Dame Street
                                Dublin 2, Ireland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
TriMaine Holdings, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of TriMaine Holdings, Inc., a Washington corporation (the "Company"), will be held at Giesshubelstrasse 15, 8045 Zurich, Switzerland, at 8:00 a.m., Central European Time, July 11, 2001, for the following purposes:

         1.  To elect two (2) Directors of the Company.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Directors have fixed the close of business on May 21, 2001, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             Michael J. Smith
                                             President

June _, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                             TRIMAINE HOLDINGS, INC.

                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the management of TriMaine Holdings, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at Giesshubelstrasse 15, 8045 Zurich, Switzerland, on July 11, 2001, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the shares of common stock, $.01 par value per share (the "Common Shares") or 5% Cumulative Voting Preferred Stock, Series B, $.01 par value per share (the "Preferred Shares"), represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the Common Shares and Preferred Shares (together, the "Shares") will be voted for the nominees for director. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a Proxy bearing a date later than the date of the Proxy with the Secretary of the Company, Mr. Rene Randall, c/o Giesshubelstrasse 15, 8045 Zurich, Switzerland. You also may revoke your Proxy in person at the meeting. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being mailed to Shareholders commencing on or about June __, 2001.

         The holders of one-third of the Shares outstanding and entitled to vote at the Annual Meeting must be present in person or represented by proxy in order for a quorum to be present. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote on the election of the nominees for director.

         Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by directors, officers and regular employees of the Company without additional remuneration therefor. The Company also may reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

         The close of business on May 21, 2001, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

         On the Record Date, there were 15,837,808 Common Shares and 60,000 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share is entitled to one vote on each of the matters properly presented at the Annual Meeting. Only Shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Under the Company's Articles of Incorporation, cumulative voting in the election of directors is not permitted. Assuming a quorum is present, directors will be elected by the plurality of votes cast at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth certain information regarding the beneficial ownership of the Company's voting securities as of May 21, 2001, by each shareholder who is known by the Company to own more than five percent of each class outstanding. The following is based solely on statements filed with the Securities and Exchange Commission and other information the Company believes to be reliable. None of the Company's executive officers or directors owns any of the Company's equity securities.

                                          Number of        Percent of        Number of        Percent of       Percent of
         Name and Address of               Common            Common          Preferred         Preferred          Voting
          Beneficial Owner                 Shares            Shares           Shares             Shares           Shares
          ----------------                 ------            ------           ------             ------        ----------
MFC Bancorp Ltd.                         12,756,860          80.5%           60,000(1)          100.0%          80.6%(1)
17 Dame Street
Dublin 2, Ireland


--------------------------------------------------------------------------------
(1) Includes 60,000 Preferred Shares over which MFC Bancorp Ltd. ("MFC") shares voting and dispositive power with Drummond Financial Corporation ("Drummond"). MFC beneficially owns 76.0% of the outstanding voting securities of Drummond Financial Corp. ("Drummond"), comprised of shares of Common Stock of Drummond as to which MFC shares voting and dispositive power with its wholly-owned subsidiary, Ballinger Corporation, and all of Drummond's Series 1, Preferred Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Pursuant to resolutions of the Board of Directors under authority granted by the Company's Articles of Incorporation, the number of directors of the Company is established at five, although presently there are only three directors. No nominees have been named to fill vacant director positions. The votes of a plurality of the Shares present in person or by Proxy at the Annual Meeting are required to elect the directors.

         The Board of Directors is divided into three classes. Directors are elected for three-year terms. Mr. Zanatta is a member of Class III and will be elected for a term expiring at the annual meeting of shareholders in 2004, or until his successor is elected and qualified. Mr. Lee was elected to the Board in 2001 as a member of Class II and will be elected for a term expiring at the annual meeting of shareholders in 2003, or until his successor is elected and qualified. The term of the remaining director does not expire at this Annual Meeting.

         Mr. Lee and Mr. Zanatta each have indicated that he is willing and able to serve as a director. If either of them becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. Proxies received by the Company on which no designation is made will be voted FOR the nominee.

DIRECTORS

         The following table sets forth information regarding each nominee for election as a director and each director whose term of office will continue after the Annual Meeting.

                                                                                        Expiration of
Name                       Current Position With the Company                    Age     Term as a Director
-----------------------------------------------------------------------------------------------------------
Michael J. Smith           Chairman, President, Chief Financial
                           Officer and Director                                 53            2002
W. H. Lee                  Director                                             66            2001
Roy Zanatta                Director                                             36            2001

         MICHAEL J. SMITH became President and Chairman of the Company during 1996 and has served as Chief Financial Officer and a director since January 1994. From that date until 1996, he was Executive Vice President of the Company. Mr. Smith was Chief Financial Officer of Mercer International Inc. from May 1988 until 1996. He is President, Chief Executive Officer and a director of MFC. Mr. Smith is Chief Executive Officer, Chief Financial Officer and a director of Drummond Financial Corporation. Mr. Smith is also a director, President and Chief Executive Officer of Euro Trade & Forfaiting, Inc.

         WOON HYUNG LEE became a director of the Company in March 2001. From 1962 until 1992, he was an executive with Yushin Pharmaceutical Manufacturing Co., Seoul, Korea. Since 1992, he has been an advisor to the Woo Jin Machinery Co. Ltd., Suwon, Korea.

         ROY ZANATTA has been a director of the Company since December 1999. Since 1993, he has been a Vice President of MFC Bancorp Ltd. and its predecessors. He is a director and Secretary of MFC Bancorp Ltd. Mr. Zanatta has a Masters of Business Administration from McGill University.

         During the fiscal year ended December 31, 2000, the Board held no meetings but acted by unanimous written consent on six occasions.

COMMITTEES OF THE BOARD

         The Company has established a Compensation Committee. The members of the Compensation Committee are Mr. Lee and Mr. Zanatta. The Compensation Committee did not meet during 2000.

         The Company has established an Audit Committee. The function of the Audit Committee is to meet with and review the results of the audit of the financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The member of the Audit Committee is Mr. W. H. Lee. The Audit Committee met once in 2000. The Company has not adopted a written Audit Committee charter.

         The Company does not have a Nominating Committee.

EXECUTIVE COMPENSATION

         The following table sets forth information on the annual compensation for each of the Company's last three fiscal years of the Company's Chief Executive Officer. None of the Company's executive officers received aggregate annual remuneration from the Company in excess of $100,000 during the fiscal year ended December 31, 2000.

                                                                                        Long-Term
                                  Annual Compensation                                  Compensation
                                  -------------------                                  ------------
                                                                                        Securities
                                                                                        Underlying
    Name and Principal                                             Other Annual          Options/          All Other
          Position            Year    Salary($)     Bonus($)      Compensation($)         SARs(#)       Compensation($)
    ------------------        ----    ---------     --------      ---------------       ----------      ---------------
Michael J. Smith              2000     $50,000          0                0                   0                 0
Chief Executive Officer       1999          $0          0                0                   0                 0
                              1998          $0          0                0                   0                 0

EMPLOYMENT AGREEMENT

         Mr. Smith and the Company are parties to an employment agreement dated as of June 23, 1994. The agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Smith for a period of 36 months with automatic one-month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary and other compensation as determined by the board of directors. The agreement contains change-in-control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Smith may only be discharged for cause. In the event Mr. Smith is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Smith is terminated without cause or resigns for good reason after eighteen months of the change in control, he shall be entitled to a severance payment of a proportionate amount based on the length of time remaining in the term of the agreement of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. In addition, Mr. Smith will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.

STOCK OPTIONS

         No stock options were granted to Mr. Smith during 2000. Mr. Smith does not hold any outstanding options.

COMPENSATION OF DIRECTORS

         The directors do not receive cash compensation for service as a director. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors and officers of the Company.

         THE FOLLOWING REPORT OF THE DIRECTORS ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH INCLUDED IN THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING FOR REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE ACTS.

REPORT OF THE DIRECTORS ON EXECUTIVE COMPENSATION

         The Company is actively marketing certain of its real estate assets and redeploying others to finance the acquisition of controlling interests in operating businesses. In this phase of identifying and evaluating acquisition candidates, the Board of Directors and Mr. Smith agreed that he would receive $50,000 in compensation for 2000.

       /s/ Michael J. Smith         /s/ W.H. Lee        /s/ Roy Zanatta

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of TriMaine Holdings, Inc.:

         I have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2000. I have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. I have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. The Audit Committee has considered whether the provision of services by the independent auditing firm other than audit-related is compatible with maintaining the principal auditor's independence.

         Based on the reviews and discussions referred to above, I recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         W. H. Lee

PERFORMANCE GRAPH

         The information set forth in the table below and the graph on the following page compares the value of the Common Shares to the Nasdaq Market Index and to the MG Industry Group Index for Real Estate Investment Trusts prepared by Media General Financial Services. Each of the total cumulative returns presented assumes a $100 investment on July 17, 1995, the date the commenced trading.

                                                        Fiscal Year Ending December 31
        Company Name       ---------------------------------------------------------------------------------------
          or Index                  1996             1997              1998             1999              2000
          --------                  ----             ----              ----             ----              ----
TriMaine Holdings, Inc.             14.29            16.07              8.93             8.91              3.57

REIT - Residential                 146.24           164.16            142.48           156.88            207.60

NASDAQ Market Index                127.67           156.17            220.26           388.48            244.17


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         MFC provides management services to the Company. It charged the Company $150,000 for such services in 2000. Mr. Smith is the President, Chief Executive Officer and a Director of MFC.

         At December 31, 2000, the Company had a receivable from MFC in the amount of $445,000.

         MFC earned a fee of $167,000 during 2000 in connection with the sale of real estate owned by the Company. As of December 31, 2000, $76,000 of this amount was still payable.

         The Company had a deposit with a banking subsidiary of MFC $2,294,000 at December 31, 2000.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and any beneficial owner of more than 10% of the outstanding Common Shares file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and beneficial owners of more than 10% of the outstanding Common Shares are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2000, all of its officers and directors filed all required reports under Section 16(a) in a timely manner.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

         Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Directors to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. Peterson Sullivan P.L.L.C. have examined the consolidated financial statements of the Company and its subsidiaries each year since its inception. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

         Fees paid to Peterson Sullivan P.L.L.C. by the Company during 2000 included:

         AUDIT FEES. The Company paid Peterson Sullivan $31,921 in fees related to the audit of the annual financial statements and the reviews of the quarterly financial statements.

         FINANCIAL INFORMATION SYSTEMS. The Company made no payments to Peterson Sullivan related to the operation, supervision, design, or implementation of the Company's financial information systems.

         ALL OTHER FEES. All other fees paid to Peterson Sullivan in 2000 totaled $29,312. These services were comprised mainly of accounting and tax services.


                          FUTURE SHAREHOLDER PROPOSALS

         Any proposal that a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before February 13, 2002.

                                  OTHER MATTERS

         The directors know of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Directors may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO SHAREHOLDERS INFORMATION, TRIMAINE HOLDINGS, INC., C/O SUITE 1620, 400 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 3A6.

         BY ORDER OF THE BOARD OF DIRECTORS.



         DATE: June __, 2001.

                                      PROXY

                             TRIMAINE HOLDINGS, INC.

                                 17 Dame Street
                                Dublin 2, Ireland

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRIMAINE HOLDINGS, INC.

         The undersigned hereby appoints Michael J. Smith and Rene Randall and each of them, as proxies, each with the power of substitution to represent and to vote as designated below, all the shares of common stock and all of the shares of Preferred Stock, Series B, of Trimaine Holdings, Inc. held of record by the undersigned on May 21, 2001, at the Annual Meeting of Shareholders to be held on July 11, 2001, or any adjournment thereof.

         1.   ELECTION OF DIRECTORS

         FOR the nominee listed                    WITHHOLD AUTHORITY
         below (except as marked                   to vote for the nominee
         to the contrary below)     / /            listed below              / /

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                       W.H. Lee (Term will expire in 2003)
                     Roy Zanatta (Term will expire in 2004)

2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: _________________, 2001
                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Print Name
                                            ____________________________________
                                            Signature, if jointly held
                                            ____________________________________
                                            Print Name
                                            ____________________________________
                                            Number of shares held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.